SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 4, 1998
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                   CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                        0-19363                       13-3221852
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(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including area code (212)906-8480
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events.

     On  June  4,  1998,  the  Company  amended  its  Restated   Certificate  of
Incorporation to increase its authorized common stock to 75,000,000 shares, par value $0.01 per share, from 25,000,000 shares, par value $0.01 per share.

     A copy of the Certificate of Amendment filed by the Company with the Secretary of State of Delaware is attached hereto as an exhibit and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.

            Exhibits

            3(i)    Certificate   of   Amendment  to  the   Company's   Restated
                    Certificate of Incorporation, filed June 4, 1998, with the Secretary of State of the State of Delaware.



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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                               (Registrant)



                             By: \s\ Richard J. Lubasch
                             ---------------------------------------------
                             Name:  Richard J. Lubasch
                             Title: Senior Vice President-General Counsel,
                                      Treasurer and Secretary


Dated: June 5, 1998

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                                  EXHIBIT INDEX



Exhibit                                                                 Page

  3(i)   Certificate of Amendment to the Company's Restated
         Certificate of Incorporation, filed June 4, 1998, with the Secretary of State of the State of Delaware.